KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                                   ----------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   ----------



To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Kleinwort Benson Australian Income Fund, Inc. (the "Fund") will be held on Friday, February 9, 1996, at 11:00 a.m. at 200 Park Avenue, 25th floor, New York, New York 10166, for the following purposes:

          (1)  To elect one class of one Director ("Proposal No. 1").

          (2) To act upon a proposal to ratify the selection of Price Waterhouse as Independent Accountants for the Fund for the fiscal year ending October 31, 1996 ("Proposal No. 2").

          (3) To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on December 26, 1995 will be entitled to vote at the Meeting. The Fund's annual report to stockholders for the 1995 fiscal year is being mailed to all such stockholders prior to or with the mailing of this notice and proxy statement.



                                        By order of the Board of Directors,

                                                  Michael Fortier
                                                     Secretary

December 20, 1995



     If you do not expect to be present at the meeting, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                  KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.

                                 200 Park Avenue
                            New York, New York 10166
                                 PROXY STATEMENT

                                   ----------
                         ANNUAL MEETING OF STOCKHOLDERS
                                   ----------

     This Proxy Statement is furnished to the stockholders of KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC. (the "Fund") in connection with the solicitation by the Board of Directors of the Fund of proxies to be used at an Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund's Investment Advisor and Administrator, Kleinwort Benson Investment Management Americas Inc., 200 Park Avenue, 25th Floor, New York, NY, on Friday, February 9, 1996 at 11:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     Stockholders of record at the close of business on December 26, 1995 will be entitled to vote at the Meeting. If a proxy is executed and returned, the shares represented thereby will be voted at the Meeting. Any stockholder giving a proxy will have the power to revoke it by notice in writing received by the Secretary of the Fund, c/o Kleinwort Benson Investment Management Americas Inc., 200 Park Avenue, New York, NY, prior to the exercise of such proxy at the Meeting. Also, any stockholder attending the Meeting may vote in person whether or not she or he has previously filed an executed proxy. Each proxy will be voted in accordance with the directions given thereon by the stockholder. If no specific directions to the contrary are given, a proxy will be voted for the election of one class of one Director and in favor of Proposal No. 2.

     On December 20, 1995 there were 9,563,653 outstanding shares of the Fund. On such date, no person to the knowledge of the Fund owned 5% or more of the outstanding shares of the Fund. Each share or fractional share outstanding on the record date will be entitled to one vote or fractional vote at the meeting.

     The cost of soliciting proxies for the Annual Meeting of Stockholders, consisting primarily of printing and mailing expenses, will be paid by the Fund. This solicitation is being made by the use of the mails, but may also be made by telephone, telegraph and personal interview. Proxies should be returned to the Fund's Transfer Agent, Boston EquiServe, in the enclosed envelope. This Proxy Statement and accompanying form of proxy are first being sent to stockholders on or about December 29, 1995.

     Copies of the Fund's most recent Annual and Semi-Annual Reports may be obtained without charge by calling (800) 237-4218 or by writing the Fund at 200 Park Avenue, New York, NY 10166.



                              ELECTION OF DIRECTOR
                                 Proposal No. 1

     At the Meeting, one of the seven Directors of the Fund is to be elected for a period of three years and until his successor has been elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby for the election of the following nominee as a Director of the Fund. The nominee is a member of the present Board of Directors of the Fund and was elected by stockholders of the Fund.

     Set forth below is the nominee for election to the Fund's Board of Directors, together with certain other information:

                                                                                         Shares of Common
                                       Position with       Principal Occupation and       Stock Owned at
Name and Address             Age         the Fund             other Affiliations         December 20, 1995        Class
----------------             ---       ------------        ------------------------      -----------------        -----
++ Nigel S. MacEwan          62        Director since      Retired; formerly President           0                  II
   69 Hale Lane                        1992                and Chief Executive Officer,
   Darien, CT 06820                                        Kleinwort Benson North
                                                           America, Inc. (1986-1993);
                                                           formerly Director, Alex Brown
                                                           Kleinwort Benson Realty
                                                           Advisors (1992-1994).

     Class I Directors' terms will expire in 1998 and Class III Directors' terms will expire in 1997. The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are duly elected and qualified.

                                                                                         Shares of Common
                                       Position with       Principal Occupation and       Stock Owned at
Name and Address             Age         the Fund             other Affiliations         December 20, 1995        Class
----------------             ---       ------------        ------------------------      -----------------        -----
++ The Earl of Limerick (1)  65        Director since      Chairman, Pirelli UK plc and          0                  III
   40 Chancery Lane                    1986                associated companies (since
   London, WC2A 1JH                                        1989); Chairman, AMP Asset
   England                                                 Management plc (since 1992);
                                                           Chairman, De La Rue plc
                                                           (Director since 1983, Chairman
                                                           since 1993); Chairman, Board
                                                           of Governors, London Guildhall
                                                           University (since 1984).
                                                           Formerly Non-Executive
                                                           Director of Kleinwort Benson
                                                           Group plc and associated
                                                           companies (1990).

Leonard T. Hinde (1)         70        Director since      Retired; formerly Advisor to          0                  III
20 Ellalong Place                      1987                the Governor, Reserve Bank of
Cremorne, NSW 2090                                         Australia (1985).
Australia



----------
(1) Member, Audit Committee. The Committee reviews and reports to the Board with respect to the scope and results of the examination of the financial statements of the Fund by the independent accountants and related matters.

++ Mr. MacEwan and The Earl of Limerick were formerly considered "interested persons" of the Fund because of their former positions with associated companies of the Fund's investment advisor.

                                                                                          Shares of Common
                                        Position with       Principal Occupation and       Stock Owned at
 Name and Address             Age         the Fund             other Affiliations         December 20, 1995        Class
 ----------------             ---       ------------        ------------------------      -----------------        -----
 G. William Miller (1)        70        Director and        Chairman and CEO, G. William          35,000             III
 1215 19th Street N.W.                  Deputy Chairman     Miller & Co. Inc. (since
 Washington, DC 20036                   since 1986          1983); Chairman and CEO,
                                                            Federated Stores, Inc.
                                                            (1991-1992); Director:
                                                            Federated Department Stores,
                                                            Inc. (1976-78; 1981-89; since
                                                            1992), Repligen Corporation
                                                            (since 1982), Georgetown
                                                            Industries, Inc. (since 1984),
                                                            Ralph's Grocery Company (since
                                                            1990), Gulf Canada Resources
                                                            Limited (since 1993), and
                                                            DeBartolo Realty Corporation
                                                            (since 1994).

 Sir Robert C. Cotton         80        Director and        Formerly Australian Ambassador             0               I
 Southern Cross Gardens                 Chairman of the     to the United States,
 2 Spruson Street                       Board since 1986    1982-1985; Vice Chairman, WPP
 Neutral Bay, NSW 2089                                      Holdings Pty. Ltd. (since
 Australia                                                  1994); formerly Chairman of
                                                            the Board of Hill and Knowlton
                                                            Australia Pty. Ltd. and
                                                            associated companies
                                                            (1986-1994); Director; Hill
                                                            and Knowlton, Inc., New York;
                                                            Director, Capital TV Holdings,
                                                            Ltd.; Deputy Chairman, Allders
                                                            International Pty. Ltd.

+David M. Felder              40        Director and        Senior Fixed Income Manager:               0              I
 10 Fenchurch Street                    President since     Kleinwort Benson Investment
 London, England                        1994                Management Americas Inc.
 EC3M 3LB                                                   (since 1991) and Kleinwort
                                                            Benson Investment Management
                                                            Limited (since 1988).



 James J. Foley (1)           71        Director since      From 1952-1990, Faculty                1,230              I
 60 Pond Street                         1986                Member, Harvard Graduate
 Belmont, MA 02178                                          School of Business. Since
                                                            January 1991: Consultant to
                                                            the School's MBA Admissions
                                                            Board; Consultant to Courier
                                                            Corp.


----------
(1) Member, Audit Committee. The Committee reviews and reports to the Board with respect to the scope and results of the examination of the financial statements of the Fund by the independent accountants and related matters.

+ Mr. Felder is an "interested person" of the Fund because he is an officer of the Fund's investment advisor.

     The executive officers of the Fund, other than as already shown, are described below.

     Francis M. Harte is the Treasurer and Principal Financial and Accounting Officer. Mr. Harte has held this office since August 1993. Mr. Harte is a Senior Vice President and Chief Financial Officer of various Kleinwort Benson Group Companies in North America including Kleinwort Benson Holdings Incorporated. Mr. Harte is 33 years old and has been employed by Kleinwort Benson since 1989.

     Michael Fortier is the Secretary and Assistant Treasurer and has held these offices since February 1994 and May 1991, respectively. Mr. Fortier is 33 years old and is an Assistant Vice President of Kleinwort Benson Holdings Incorporated and has been employed by Kleinwort Benson since 1987.

     The directors and officers of the Fund as a group owned less than 1% of the shares outstanding as of December 20, 1995.

     The Fund pays each of its Directors who is not an interested person (as defined in the Investment Company Act of 1940 (The "1940 Act")) of the Advisor an annual fee of US$3,000, plus US$2,000 for each Board or Committee meeting attended. The Chairman of the Board is paid an annual fee of US$5,000, plus US$2,000 for each Board or Committee meeting attended. The Fund reimburses all Directors for their out-of-pocket and travel expenses. For the period November 1, 1994 to October 31, 1995, there were three meetings of the Fund's Board of Directors. Five of the Directors who served during fiscal 1995 attended (or participated in) all meetings, while one Director, Leonard T. Hinde, attended two meetings and one Director, Sir Robert Cotton, attended one meeting. Directors' fees and reimbursed expenses amounted to $119,830.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The members of the Audit Committee during 1995 were Messrs. Foley, Miller, Hinde and The Earl of Limerick. The Audit Committee met twice during the period November 1, 1994 to October 31, 1995 and all Committee members attended each meeting.

     Set forth below is information concerning compensation paid to the Fund's current directors and officers during its fiscal year ended October 31, 1995:

                                                                                                      Total Compensation
                                                   Pension or Retirement                              from Fund and Fund
                         Aggregate Compensation  Benefits Accrued as Part  Estimated Annual Benefits    Complex Paid to
Name and Position               from Fund            of Fund Expenses          Upon Retirement             Directors
-------------------        -------------------      ------------------      --------------------       -----------------
Sir Robert C. Cotton,            $7,000                    None                     None                     $7,000
Director & Chairman of
the Board

David M. Felder,                  None                     None                     None                     None
Director & President

James J. Foley,                 $11,000                    None                     None                    $11,000
Director

Leonard T. Hinde,               $11,000                    None                     None                    $11,000
Director

The Earl of Limerick,           $11,000                    None                     None                    $11,000
Director

Nigel S. MacEwan,                $7,000                    None                     None                     $7,000
Director

G. William Miller,              $11,000                    None                     None                    $11,000
Director &
Deputy Chairman

Francis M. Harte,                 None                     None                     None                     None
Treasurer & Principal
Financial and Accounting
Officer

Michael Fortier,                  None                     None                     None                     None
Secretary &
Assistant Treasurer



                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                 Proposal No. 2

     A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Price Waterhouse as independent accountants for the Fund for the year ending October 31, 1996. The ratification of the selection of independent accountants is to be voted upon at the meeting and it is intended that the persons named in the accompanying proxy vote for Price Waterhouse. A representative of Price Waterhouse will attend the meeting if so requested by a stockholder.

     The Board of Directors' policy regarding engaging independent accountants' services is that Management may engage the Fund's independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from the Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those stated above. If any other business should come before the Meeting, the persons named in the Proxies intend to vote thereon in accordance with the views of the Fund's management.

                              STOCKHOLDER PROPOSALS

     It is expected that the next meeting of stockholders will be held on or about February 11, 1997. A stockholder's proposal intended to be presented at the 1997 meeting of stockholders of the Fund must be received by the Fund by August 31, 1996 in order to be included in the Fund's Proxy Statement and Form of Proxy relating to such meeting.



                                           By order of the Board of Directors,

                                                    Michael Fortier
                                                       Secretary

December 20, 1995